Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Mitcham Industries, Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Billy F. Mitcham, Jr., Chief Executive Officer of the Company, and Robert P. Capps, Executive Vice President-Finance and Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Billy F. Mitcham, Jr.
Billy F. Mitcham, Jr.
Chief Executive Officer December 9, 2009

/s/ Robert P. Capps
Robert P. Capps
Executive Vice President-Finance and Chief Financial Officer December 9, 2009